Exhibit 10.7

ASSIGNMENT

THIS ASSIGNMENT is made and entered into by and between Science Applications International Corporation, a Delaware corporation (“SAIC”), and VirnetX Inc., a Delaware corporation (“Transferee”).

RECITALS

WHEREAS, SAIC has the entire rights, title, and interest in and to the issued patents and pending patent applications listed in Exhibit A (the “Patents”);

WHEREAS, SAIC and Transferee entered into an agreement dated as of August 12, 2005 entitled, “Patent License and Assignment Agreement” (the “Original Agreement”);

WHEREAS, SAIC and Transferee entered into an amendment to the Original Agreement on or about November 2, 2006 entitled, “Amendment No. 1 to Patent License and Assignment Agreement” (the “Amendment”); and

WHEREAS, Transferee is desirous of acquiring, and SAIC is desirous of transferring to Transferee, all of SAIC’s rights, title, and interest in and to the Patents pursuant to the terms of the Original Agreement and the Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt for and sufficiency of which are hereby acknowledged, SAIC does hereby assign, convey, transfer and quitclaim to Transferee all of SAIC’s rights, title, and interest in and to the Patents, including, without limitation, the right to claim priority based on the Patents in subsequent patent applications filed anywhere throughout the world, including, without limitation, any and all international applications, national applications, national stage applications, regional applications, continuations, divisionals, substitutes, renewals, reissues, re-examinations, and extensions of the Patents, which have been or may be filed in the United States or any and all other countries and regions worldwide, including without limitation, any and all Letters Patents which have been or may be issued for the Patents in the United States or in any and all other countries and regions worldwide, including, without limitation, the right to enforce the Patents and such Letters Patents for past infringement, including, without limitation, the right to sue for injunction, damages, and otherwise, and collect damages and fees for Transferee including, without limitation, the right to file in Transferee’s own name applications for patents in the United States and any and all other countries and regions worldwide for inventions claimed in the Patents and to secure in Transferee’s own name Letters Patent or Patents issued thereon.

AND SAIC authorizes and requests the Commissioner of Patents and Trademarks or any other proper officer or agency of any country to issue all said Letters Patents to Transferee.

IN WITNESS WHEREOF, the parties have hereunto set hand and executed this AGREEMENT as of December 21, 2006:

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION	VIRNETX INC

By: /s/ Pamela J. Bumann	By: /s/ Kendall Larsen
Name: Pamela J. Bumann	Name: Kendall Larsen
Title: Sr. Vice President	Title: President & CEO

EXHIBIT A

SAIC PATENT RIGHTS

Country	Patent/Application No.	Filing Date	Title	Docket Nos.
JP	JP Application No. 2000-580354	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-JAP BW 000479.00042
CA	CA Application No. 2,349,520	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-CAN BW 000479.00043
AU	AU Application No. 16003/00	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-AUS BW 000479.00046
EU	EPO Application No. 99 958693.6	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-EPO BW 000479.00047
US	U.S. Application No. 09/429,643	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-US BW 000479.84602
US	U.S. Application No. 10/401,551	3/31/03	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-DIV BW 000479.00102
JP	JP Application No. 2000-580350	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-JAP2 BW 000479.00040
CA	CA Application No. 2,349,519	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-CAN2 BW 000479.00041
AU	AU Application No. 14553/00	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-AUS2 BW 000479.00048
EU	EPO Application No. 99 971606.1	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-EPO-2 BW 000479.00049
US	U.S. Patent No. 6,502,135	2/15/00	Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10003 BW 000479.85672
EU	EPO Application No. 01 910528.7	2/15/00	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10003-EPO BW 000479.00080
JP	JP Application No. 2001-560062	2/15/00	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10003-JAP BW 000479.00081
US	U.S. Patent No. 6,618,761	2/26/02	Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 10003-DIV BW 000479.00067
US	U.S. Patent No. 6,907,473	3/31/03	Improvements to an Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 10003-DIV-1 BW 00049.00101
US	U.S. Patent No. 6,834,310	2/26/02	Preventing Packet Flooding of a Computer on a Computer Network	SAIC 10003-DIV-2 000479.00068
US	U.S. Application No. 10/259,494	9/30/02	Establishment of a Secure Communication Link Based on a Domain Name Service (DNS) Request	SAIC 10003-DIV-3 BW 000479.00082
EU	EPO Application No. 01 932629.7	4/26/00	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10006-EPO BW 000479.00085
JP	JP Application No. 2001-583006	4/26/00	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10006-JAP BW 000479.00086
US	U.S. Patent No. 6,839,759	11/7/03	Method for Establishing Secure Communications Link Between Computers of Virtual Private Network Without User Entering Any Cryptographic Information	SAIC 10006-Cont BW 000479.00110
EU	EPO Application No. 01 932628.9	4/26/00	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10007-EPO BW 000479.00087
JP	JP Application No. 2001-501144	4/26/00	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10007-JAP 000479.00088
US	U.S. Application No. 10/714,849	11/18/03	An Agile Network Protocol for Secure Communications Using Secured Domain Names	SAIC 10007-Cont 000479.00111
EU	EPO Application No. 05 102086.5-2413	3/16/05	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10007-EPO-DIV BW 000479.00145
US	U.S. Application No. 09/874,258	6/6/01	Third Party VPN Certification	SAIC 10101-US BW 000479.00032
EU	EPO Application No. 02 718836.6	1/17/02	Third Party VPN Certification	SAIC 10101-EPO BW 000479.00108
US	U.S. Application No. 10/702,486	11/7/03	Method for Establishing Secure Communication Link Between Computers of Virtual Private Network	SAIC 10006-DIV(1) BW 000479.00112
US	U.S. Patent No. 6,826,616	11/7/03	Method for Establishing Secure Communication Link Between Computers of Virtual Private Network	SAIC 10006-DIV (2) BW 000479.00113

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